                              ALLOCATION AGREEMENT

       THIS ALLOCATION AGREEMENT (this "Agreement") is made on this 29th day of September, 1999, by and among EXE Technologies, Inc., a Delaware corporation (the "Company"), and the purchasers of the Company's Series D Convertible Preferred Stock ("Series D Preferred Stock") whose names appear on the signature pages hereof (the "Purchasers").

                             PRELIMINARY STATEMENTS

       A. The Company and the Purchasers are parties to that certain Series D Preferred Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement").

       B. In connection with the Company's issuance of Series D Preferred Stock pursuant to the Stock Purchase Agreement, the Company has agreed to enter into this Agreement in order to further induce the Purchasers to enter into the Stock Purchase Agreement.

       NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and each of the Purchasers hereby agree as follows:

       1.     ALLOCATION OF SHARES TO PURCHASERS.

       In connection with the first offering of the Company's shares of common stock in a firm commitment underwritten public offering on a Registration Statement on Form S-1, if any (the "Offering"), the Company shall use its reasonable best efforts to cause the managing underwriters of such Offering to offer to the Purchasers the right to purchase, at the offering price per share at which such shares of common stock are first offered to the public (the "Offering Price") and upon the same terms and conditions upon which such securities are offered to the public, a number of shares in such Offering determined pursuant to the terms of this Agreement. Such requirement shall be subject to the consent of the managing underwriters (which consent shall not be unreasonably withheld) after taking into account and giving priority to the allocation of up to five percent (5%) of the shares offered in the Offering to "friends and family" and employees of the Company. Subject to such consent, the number of shares that shall be subject to the Purchasers' rights herein (the "Allocation Shares") shall be determined by dividing (a) $10,000,000 by (b) the price per share equal to the midpoint of the filing range on the cover of the Company's red herring preliminary prospectus first distributed to investors in connection with the Offering (the "Initial Allocation Price"); provided, however, that the aggregate number of Allocation Shares shall not exceed ten percent (10%) of the shares of common stock offered to the public in the Offering.

       2.     INITIAL ALLOCATION NOTICE.

       Promptly after the Company determines the Initial Allocation Price, the Company shall provide a written notice to each Purchaser (the "Initial Allocation Notice"), which notice shall indicate (a) the total number of Allocation Shares; (b) the number of Allocation Shares that each Purchaser initially is entitled to purchase (each Purchaser's "Pro-Rata Portion"); and (c) the Initial Allocation Price. A particular Purchaser's Pro-Rata Portion shall be determined by multiplying the number of Allocation Shares by a fraction, the numerator of which shall be the number of shares of Series D Preferred Stock held by a particular Purchaser and the denominator of which shall be the total number of outstanding shares of Series D Preferred Stock then held by all Purchasers.

       3.     INITIAL INTEREST NOTICE

       As promptly after receipt of the Initial Allocation Notice as possible, taking into account such time deadlines as the managing underwriters shall reasonably impose under the circumstances, each Purchaser that is interested in purchasing Allocation Shares shall provide to the Company a written notice stating such Purchaser's interest, which notice shall be non-binding and shall indicate: (a) the amount of such Purchaser's Pro-Rata Portion that such Purchaser is interested in purchasing; (b) whether such Purchaser is interested in purchasing shares in excess of such Purchaser's Pro-Rata Portion; and (c) if such Purchaser is interested in purchasing shares in excess of such Purchaser's Pro-Rata Portion, then the aggregate number of Allocation Shares the Purchaser is interested in purchasing.

       4.     FINAL ALLOCATION NOTICE.

       Promptly after the Company receives notice from the U.S. Securities and Exchange Commission that the Registration Statement filed in connection with the Offering is effective, the Company shall provide notice to each Purchaser (the "Final Allocation Notice"), which notice shall indicate: (a) the total number of Allocation Shares; (b) the Purchaser's Pro Rata Portion; and (c) the Offering Price, or if the Offering Price has not yet been determined, the price or range of prices that the Company reasonably believes will be the Offering Price ("Expected Price(s)").

       5.     ELECTION TO PURCHASE.

       As promptly as possible after receipt of the Final Allocation Notice, taking into account such time deadlines as the managing underwriters shall impose under the circumstances, each Purchaser that desires to purchase Allocation Shares shall provide notice to the Company of such Purchaser's election to purchase all or part of its respective Pro-Rata Portion (the "Purchase Election"), which notice shall indicate (a) the amount of such Purchaser's Pro-Rata Portion that such Purchaser is electing to purchase at the Offering Price or at each particular Expected Price, as the case may be; (b) if such Purchaser has elected to purchase all of such Purchaser's Pro Rata

Portion at the Offering Price or at any particular Expected Price, as the case may be, then whether such Purchaser is also electing to purchase shares in excess of such Purchaser's Pro-Rata Portion, if such shares become available at the Offering Price or at each such Expected Price, as the case may be; and (c) if such Purchaser is electing to purchase shares in excess of such Purchaser's Pro-Rata Portion, then the aggregate number of Allocation Shares the Purchaser is electing to purchase in excess of the Purchaser's Pro-Rata Portion at the Offering Price or at each such Expected Price, as the case may be. Shares available for purchase in excess of a Purchaser's Pro-Rata Portion are referred to herein as "Additional Allocation Shares."

       6.     ADDITIONAL ALLOCATION SHARES PURCHASE RIGHT.

       Subject to the managing underwriter's consent as set forth in Section 1 hereof, each Purchaser that elects to purchase Allocation Shares at the Offering Price, or at an Expected Price that is greater than or equal to the Offering Price (or in the event the Offering Price is greater than the highest Expected Price, each Purchaser that elected to purchase Allocation Shares at the highest Expected Price), shall have the right to purchase that number of shares equal to
(a) the portion of such Purchaser's Pro-Rata Portion that such Purchaser elected to purchase in the Purchase Election, plus (b) for each Purchaser that elected to purchase its entire Pro-Rata Portion (an "Allocation Purchaser"), such Allocation Purchaser's Pro-Rata Portion of the Additional Allocation Shares, up to the aggregate number of shares indicated in the Purchase Election. For purposes of determining the respective Pro-Rata Portion of the Additional Allocation Shares available for purchase by each Allocation Purchaser, the number of Additional Allocation Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Series D Preferred Stock held by a particular Allocation Purchaser who shall have elected to purchase Additional Allocation Shares, and the denominator of which shall be the total number of outstanding shares of Series D Preferred Stock held by all of the Allocation Purchasers who shall have elected to purchase the Additional Allocation Shares.

       7.     MISCELLANEOUS.

              (a) Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be made by personal delivery, telecopier or overnight courier, and shall be properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto; provided, however, that the notices contemplated in Sections 2, 3, 4, 5 and 6 hereof may be made by telephone or electronic mail message confirmed by telecopier, as promptly as possible under the circumstances.

              (b) This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

              (c) In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              (d) Any amendment, modification or waiver of any provision of this Agreement shall be effective if in writing and approved by the Company and the holder or holders of at least a majority of the shares of Series D Preferred Stock held by Purchasers.

              (e) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles of any jurisdiction.

              (f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original; and all such counterparts together shall constitute one and the same instrument.

              (g) The Purchaser's right to purchase his or its percentage of the Allocation Shares is subject to and shall be limited by: (i) compliance with all federal and state securities laws (including Rule 134 and Regulation M promulgated under the Securities Act of 1933, as amended); (ii) compliance with all rules of the National Association of Securities Dealers (including the Rules of Fair Practice regarding "hot issues" and "free-riding"); and (iii) compliance with the rules of NASDAQ NMS (or the appropriate exchange, if applicable).

              (h) Subject to all other provisions of this Agreement, each Purchaser shall have the right to apportion its participation herein among any of its partners, members or affiliates.

              (i) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              (j) In the event any party notifies the other parties to this Agreement in writing that legal or regulatory restrictions prohibit the transactions contemplated by this Agreement, the parties agree to use reasonable efforts to effect mutually satisfactory arrangements in the alternative, in light of and consistent with such legal or regulatory restrictions.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                EXE TECHNOLOGIES, INC.


                                By:  /s/ RAYMOND R. HOOD
                                    -------------------------------------------
                                Name:  RAYMOND R. HOOD
                                       ----------------------------------------
                                Title:  PRESIDENT
                                       ----------------------------------------

                                PURCHASERS:

                                TCV III (GP)
                                a Delaware General Partnership
                                By: Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By:  /s/ Robert C. Bensky
                                    -------------------------------------------
                                     Name: Robert C. Bensky
                                           ------------------------------------
                                     Title: Chief Financial Officer
                                            -----------------------------------

                                TCV III, L.P.
                                a Delaware Limited Partnership
                                By: Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By:  /s/ Robert C. Bensky
                                    -------------------------------------------
                                     Name: Robert C. Bensky
                                           ------------------------------------
                                     Title: Chief Financial Officer
                                            -----------------------------------

                                TCV III (Q), L.P.
                                a Delaware Limited Partnership
                                By: Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By:  /s/ Robert C. Bensky
                                    -------------------------------------------
                                     Name: Robert C. Bensky
                                           ------------------------------------
                                     Title: Chief Financial Officer
                                            -----------------------------------

                              TCV III STRATEGIC PARTNERS, L.P.
                              a Delaware Limited Partnership
                              By: Technology Crossover Management III, L.L.C.
                              Its: General Partner

                              By:  /s/ Robert C. Bensky
                                   ------------------------------------------
                                   Name: Robert C. Bensky
                                         ------------------------------------
                                   Title: Chief Financial Officer
                                         ------------------------------------

                              GENERAL ATLANTIC PARTNERS 57, L.P.

                              By: General Atlantic Partners, LLC
                              Its:  General Partner


                              By:  /s/  Steven A. Denning
                                  -------------------------------------------
                              Name: Steven A. Denning
                                   ------------------------------------------
                              Title: A Managing Member
                                    -----------------------------------------
                              Address: c/o General Atlantic Service Corporation 3 Pickwick Plaza
                                        Greenwich, CT  06830


                              GAP COINVESTMENT PARTNERS II, L.P.

                              By:  /s/ Steven A. Denning
                                  -------------------------------------------
                              Name: Steven A. Denning
                                    -----------------------------------------
                              Title: A General Partner
                                    -----------------------------------------
                              Address: c/o General Atlantic Service Corporation 3 Pickwick Plaza
                                        Greenwich, CT  06830


                              MSD PORTFOLIO L.P. - INVESTMENTS


                              By:  /s/ Glenn Fuhrman
                                  -------------------------------------------
                              Print Name:  Glenn Fuhrman
                                  -------------------------------------------
                              Title: Managing Partner
                                  -------------------------------------------
                              Address:  780 Third Avenue, 43rd Floor
                                        New York, NY  10017


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